                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              AVATAR HOLDINGS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

     ---------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                                          AVATAR
                                          HOLDINGS INC.
                                          201 Alhambra Circle
                                          Coral Gables, Florida 33134
                                          (305) 442-7000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 27, 1999

To the Stockholders of Avatar Holdings Inc.:

     The Annual Meeting of Stockholders of Avatar Holdings Inc. will be held at the Hyatt Regency Coral Gables, 50 Alhambra Plaza, Coral Gables, Florida on May 27, 1999, at 10:00 a.m. local time, for the following purposes:

     1. To elect nine directors.

     2. To consider and vote upon a proposal to amend and restate Avatar's 1997 Incentive and Capital Accumulation Plan.

     3. To approve the appointment of Ernst & Young LLP, independent accountants, to act as auditors for Avatar for the year ending December 31, 1999.

     4. To transact such other business as properly may come before the meeting, or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on March 31, 1999 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE POSTAGE-PREPAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON IF YOU WISH.

                                          By Order of the Board of Directors,

                                          Juanita I. Kerrigan
                                          Vice President and Secretary

Dated: April 28, 1999.

    AVATAR HOLDINGS INC., 201 ALHAMBRA CIRCLE, CORAL GABLES, FLORIDA 33134
                                (305) 442-7000

              PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On May 27, 1999

     This Proxy Statement and the enclosed form of proxy are furnished to the stockholders of Avatar Holdings Inc., a Delaware corporation ("Avatar"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of Avatar for use at the Annual Meeting of Stockholders to be held at the place and time and for the purposes set forth in the annexed Notice of Annual Meeting of Stockholders.

                      VOTING RIGHTS AND PROXY INFORMATION

Record Date; Voting Rights

     Pursuant to the By-Laws of Avatar, the Board of Directors has fixed the close of business on March 31, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

     At the close of business on March 31, 1999, 9,170,102 shares of Common Stock, $1.00 par value, of Avatar ("Common Stock"), which constitutes the only class of voting securities of Avatar, were outstanding and entitled to vote. For each share of Common Stock held of record as of the close of business on March 31, 1999, stockholders are entitled to one vote, except in regard to the election of directors, for which there will be cumulative voting as described under the heading "Election of Directors." In accordance with Avatar's By-Laws, the holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

     At the close of business on March 31, 1999, $115,000,000 principal amount of Avatar's 7% Convertible Subordinated Notes due 2005 (the 7% Notes") were outstanding which are in the aggregate convertible into an aggregate of 3,616,352 shares of Common Stock. Ownership of 7% Notes does not entitle any holder thereof to any voting rights in connection with this Annual Meeting of Stockholders.

Proxies

     When a proxy is received, properly executed, in time for the Annual Meeting, the shares represented thereby will be voted at the meeting as directed. If no such direction is specified, such shares will be voted: (1) FOR the election as directors of Avatar of the nine nominees named therein; (2) FOR approval of the proposal to amend and restate Avatar's 1997 Incentive and Capital Accumulation Plan ("Incentive Plan"); (3) FOR approval of the appointment of Ernst & Young LLP, independent accountants, as auditors of Avatar for the year ending December 31, 1999; and (4) in connection with the transaction of such other business as properly may come before the meeting in accordance with the judgment of the person or persons voting the proxy. Any stockholder who executes a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of Avatar. In addition, a stockholder who attends the meeting may vote in person, thereby cancelling any proxy previously given by such stockholder.

     Nominees for director will be elected by a plurality of the votes cast at the Annual Meeting by the holders of Common Stock present in person or by proxy and entitled to notice of, and to vote at, the Annual Meeting. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominees (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

     The affirmative vote of a majority of the shares of Common Stock present in person or by proxy and entitled to notice of, and to vote at, the Annual Meeting is necessary to approve the proposal to amend and restate Avatar's Incentive Plan and to ratify the appointment of Ernst & Young LLP as auditors for the year ending December 31, 1999. Abstentions will have the same effect as votes against the proposal because the shares are considered present at the meeting but are not affirmative votes, and broker non-votes will not be counted in respect of the proposal.

     This proxy statement and the form of proxy enclosed herewith, and the accompanying Annual Report of Avatar for the fiscal year ended December 31, 1998, including financial statements, were first mailed to stockholders of record as of the close of business on March 31, on or about April 28, 1999.

                      PRINCIPAL STOCKHOLDERS AND SECURITY
                            OWNERSHIP OF MANAGEMENT

Principal Stockholders

     The following table sets forth, as of March 31, 1999, information with respect to each person or entity known by the Board of Directors to be the beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, all shares are owned directly.

                                                                         AMOUNT AND
                                                                          NATURE OF
                                                                         BENEFICIAL     PERCENT OF
   NAME OF BENEFICIAL OWNER           ADDRESS OF BENEFICIAL OWNER       OWNERSHIP(1)      CLASS
--------------------------------------------------------------------------------------------------
Odyssey Partners,                31 West 52nd Street                      2,107,763(2)(3)    23.0%
  L.P.                           New York, NY 10019

Spears, Benzak,                  45 Rockefeller Plaza                     1,345,525(4)     14.0%
  Salomon &                      New York, NY 10111
  Farrell, Inc.

Ronald Baron                     767 Fifth Avenue                           926,770(5)     10.1%
                                 24th Floor
                                 New York, NY 10153

Martin J. Whitman                767 Third Avenue                           791,800(6)      8.6%
                                 New York, NY 10017
--------------------------------------------------------------------------------------------------

     (1) Calculated pursuant to Rule 13d-3(d) of the Exchange Act. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

     (2) Does not include shares owned by Leon Levy, who is Chairman of the Board and a member of the Executive Committee of Avatar and is a general partner of Odyssey Partners, L.P., a Delaware limited partnership ("Odyssey"). Mr. Levy, Jack Nash, Stephen Berger, Joshua Nash, Brian Wruble and Nash Family Partnership, L.P., by virtue of being general partners of Odyssey, share voting and dispositive power with respect to the Common Stock owned by Odyssey and, accordingly, may each be deemed to own beneficially the Common Stock owned by Odyssey. Each of the aforesaid persons has expressly disclaimed any such beneficial ownership (within the meaning of Exchange Act Rule 13d-3(d)(1)) which exceeds the proportionate interest in the Common Stock which he or it may be deemed to own as a general partner of Odyssey. Avatar has been advised that no other person exercises (or may be deemed to exercise) any voting or investment control over the Common Stock owned by Odyssey. Odyssey is a private investment partnership. Mr. Levy's ownership of Common Stock is indicated in the table included in "Security Ownership of Management."

     (3) By virtue of its present Common Stock ownership, Odyssey may be deemed to be a "control" person of Avatar within the meaning of that term as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

     (4) Does not include shares owned or shares issuable upon conversion of 7% Notes owned by William G. Spears, a nominee for election at the Annual Meeting, which ownership is indicated in the table included in "Security Ownership of Management." Includes 443,900 shares issuable upon conversion of $14,116,000 principal amount of 7% Notes. The information as to securities owned was furnished to Avatar by Spears, Benzak, Salomon & Farrell, Inc. Based upon information set forth in the Schedule 13G, dated February 12, 1999, filed by KeyCorp, the parent holding company of Spears, Benzak, Salomon & Farrell, Inc. (a registered investment adviser), such 7% Notes and such shares are held for the benefit of various of its clients; it has revocable shared dispositive power with such clients; and it has no power to vote or direct the vote of such shares.

     (5) Based upon information provided by Baron Capital Group, Inc., Ronald Baron owns 13,000 shares of Avatar and may be deemed to own an additional 41,000 by reason of his position as a General Partner of an investment partnership. Mr. Baron also may be deemed to own an additional 872,770 shares on behalf of investment advisory clients of Baron Capital Management, Inc. and BAMCO, Inc., both registered investment advisers of which he is the controlling person, and he expressly disclaims beneficial ownership of such shares.

     (6) Based upon information set forth in the Schedule 13G, dated February 12, 1999, Mr. Whitman may be deemed to own 728,800 shares of Avatar and 63,000 shares of Avatar on behalf of investment advisory clients of EQSF Advisers, Inc. ("EQSF") and M.J. Whitman Advisers, Inc. ("MJWA"), respectively, both registered investment advisers of which he is Chief Executive Officer and the controlling person, and he expressly disclaims beneficial ownership of such shares. Third Avenue Value Fund, Third Avenue SmallCap Value Fund, Third Avenue Real Estate Value Fund and Third Avenue Portfolio of the WRL Series Fund, all registered investment advisers, have the right to receive dividends from and the proceeds of the sale of 474,300 shares, 238,500 shares, 12,500 shares and 3,500 shares, respectively, of the shares held by EQSF.

Securities Ownership of Management

     The following table sets forth, as of March 31, 1999, information with respect to the outstanding shares of Common Stock beneficially owned by each present director, nominee for director, by each of the Named Executive Officers identified herein under the caption "Summary Compensation Table," and by all present directors and executive officers of Avatar as a group. Except as otherwise indicated, all shares are owned directly.

                                                   AMOUNT AND NATURE OF                 PERCENT OF
               NAME OR GROUP                    BENEFICIAL OWNERSHIP(1)(2)               CLASS(2)
--------------------------------------------------------------------------------------------------
Leon Levy                                               3,014,689(3)                       30.8%
Milton Dresner                                              3,644(4)                          *
Edwin Jacobson                                               None
Gerald D. Kelfer                                           99,433(5)                          *
Leon T. Kendall                                               200(6)                          *
Martin Meyerson                                             2,347(7)                          *
Gernot H. Reiners                                             628(8)                          *
Kenneth T. Rosen                                            1,000                             *
Fred Stanton Smith                                            943(8)                          *
William G. Spears                                          39,530(9)                          *
Henry King Stanford                                           200                             *
Jonathan Fels                                               4,716(8)                          *
Michael Levy                                                5,345(8)                          *
Michael S. Rubin                                             None
All directors and executive officers as a
  group (consisting of 19 persons of whom 14
  beneficially own shares of Common Stock)              3,173,146(3)(4)(5)(6)(7)(8)(9)     32.3%
--------------------------------------------------------------------------------------------------

     * Represents less than one percent.

     (1) The information as to securities owned by directors, officers and nominees was furnished to Avatar by such directors, officers and nominees.

     (2) Calculated pursuant to Rule 13d-3(d) of the Exchange Act. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. As of March 31, 1999, there were 9,170,102 shares of Common Stock outstanding.

     (3) Includes 2,107,763 shares owned by Odyssey. Mr. Levy is a general partner of Odyssey and therefore may be deemed to own beneficially the shares of Common Stock owned by Odyssey. See Notes (2) and (3) to the preceding table included in "Principal Stockholders." Also includes 628,930 shares issuable upon conversion of $20,000,000 principal amount of 7% Notes owned by Mr. Levy.

     (4) Includes 3,144 shares issuable upon conversion of $100,000 principal amount of 7% Notes.

     (5) Includes 90,000 shares issuable upon exercise of options which are exercisable as of February 13, 1999 and 9,433 shares issuable upon conversion of $300,000 principal amount of 7% Notes.

     (6) Does not include 200 shares owned by Mr. Kendall's wife for her own account, as to which shares Mr. Kendall disclaims beneficial ownership.

     (7) Does not include 847 shares owned by Mr. Meyerson's wife, as to which shares Mr. Meyerson disclaims beneficial ownership.

     (8) Includes 628, 943, 4,716 and 5,345 shares, respectively, issuable upon conversion of $20,000, $30,000, $150,000 and $170,000, respectively, principal amounts of 7% Notes.

     (9) Does not include 901,625 shares held and 443,900 shares issuable upon conversion of $14,116,000 principal amount of 7% Notes held by Spears, Benzak, Salomon & Farrell, Inc. See Note (4) to the preceding table included in "Principal Stockholders." Does not include 1,000 shares owned by Mr. Spears' wife for her own account, as to which shares Mr. Spears disclaims beneficial ownership. Includes 19,600 shares owned by Mr. Spears. Also includes 16,000 shares held and 3,930 shares issuable upon conversion of $125,000 principal amount of 7% Notes owned by an individual profit sharing plan, a charitable remainder trust and a family foundation, over which shares Mr. Spears has either sole or shared voting and investment power.

                           1.   ELECTION OF DIRECTORS

     Nine directors are to be elected for the ensuing year and until their respective successors are duly elected and qualified. Stockholders have cumulative voting rights with respect to election of directors. Under cumulative voting, each stockholder is entitled to the same number of votes per share as the number of directors to be elected (or, for purposes of this election, nine votes per share). A stockholder may cast all such votes for a single nominee or distribute them among the nominees, as he wishes, either by so marking his ballot at the meeting or by specific voting instructions sent to Avatar with a signed proxy. In connection with the solicitation of proxies, discretionary authority to cumulate votes is being solicited. Unless authority to vote for the nominees for director is withheld, it is the intention of the persons named in the accompanying proxy to vote the proxies in such manner as will elect as directors the nominees named below.

     Edwin Jacobson and Leon T. Kendall, currently directors of Avatar, have decided to retire from the Board and will not stand for re-election.

     All of the nominees were elected at the May 28, 1998 Annual Meeting of Avatar's Stockholders except William G. Spears. The Board of Directors met five times during 1998, including the annual meeting of directors held immediately following the 1998 Annual Meeting of Stockholders.

     The Board of Directors does not contemplate that any of the persons named below will be unable, or will decline, to serve. However, if any of such persons is unable or declines to serve, the persons named in the accompanying proxy may vote for another person or persons in their discretion.

     The following table sets forth certain information with respect to each nominee for director. Except as otherwise indicated, each nominee has held his present occupation or occupations for more than the past five years and has not been principally employed by any subsidiary or affiliate of Avatar. There are no family relationships between any nominee, director or executive officer of Avatar.

                                                         PRINCIPAL OCCUPATION OR
             NAME                AGE                  OCCUPATIONS AND DIRECTORSHIPS
--------------------------------------------------------------------------------------------------
Leon Levy                        73     Chairman of the Board of Avatar since January 22, 1981;
Director since                          General Partner, Odyssey Partners, L.P., a private
September 1980                          investment partnership; Chairman of the Board of
                                        Oppenheimer funds; former Chairman of the Board
                                        (1974-1985) of Oppenheimer Management Corp.
--------------------------------------------------------------------------------------------------
Gerald D. Kelfer                 53     Vice Chairman of the Board of Avatar since December 1996,
Director since                          Chief Executive Officer since July 31, 1997 and President
October 1996                            since February 13, 1997; formerly a principal in Odyssey
                                        Partners, L.P., from July 1994 to February 1997; and
                                        Executive Vice President, Senior General Counsel and
                                        Director of Olympia & York Companies, from 1985 to 1994.

                                                         PRINCIPAL OCCUPATION OR
             NAME                AGE                  OCCUPATIONS AND DIRECTORSHIPS
--------------------------------------------------------------------------------------------------
Milton Dresner                   73     Founding Partner, The Highland Companies, since 1960, a
Director since                          diversified real estate development and management organi-
July 1995                               zation; Director: Hudson General Corporation, Childtime
                                        Childcare, BioTime, Inc.
--------------------------------------------------------------------------------------------------
Martin Meyerson                  76     President Emeritus and Professor of Public Policy and
Director since                          Planning, University of Pennsylvania, since February 1981,
May 1981                                and President thereof from 1970 to 1981; President, FISCIT
                                        (Switzerland/U.S.); formerly also Chairman, University of
                                        Pennsylvania Foundation; Chairman, Marconi International
                                        Foundation.
--------------------------------------------------------------------------------------------------
Gernot H. Reiners                57     Principal, Sage Consult L.L.C., a real estate and
Director since                          financial consulting business, since January 1998;
October 1997                            partner, Real Estate Capital Partners, a real estate
                                        advisory and management firm, from September 15, 1997 to
                                        December 1998; Former Managing Partner and a member of the
                                        Board of Managers of BHF-BANK AG from May 1992 to March
                                        1997 and Co-Manager of the Bank's New York Branch from
                                        March 1987 to May 1992.
--------------------------------------------------------------------------------------------------
Kenneth T. Rosen                 50     Professor of Business Administration, since 1979, and
Director since                          Chairman of the Fisher Center for Real Estate and Urban
September 1994                          Economics, since 1981, University of California, Berkeley;
                                        also President, Rosen Consulting Group, a real estate
                                        consulting business, since 1990, and Chief Executive
                                        Officer of Lend Lease Rosen Real Estate Securities, a
                                        registered investment adviser, since February 1995;
                                        Director: Golden West Financial Corporation, The PMI
                                        Group, Inc.
--------------------------------------------------------------------------------------------------
Fred Stanton Smith               70     Vice Chairman of the Board, The Keyes Company, a real
Director since                          estate brokerage, financing, management, insurance and de-
September 1980                          velopment firm, since January 28, 1992; formerly
                                        President, The Keyes Company; Director, Eagle National
                                        Bank.
--------------------------------------------------------------------------------------------------
William G. Spears                60     Chairman of the Board, since 1972, Spears, Benzak, Salomon
                                        & Farrell, Inc., a registered investment adviser, which in
                                        April 1995 became a wholly-owned subsidiary of KeyCorp;
                                        also, Chairman of the Board, Key Asset Management (a
                                        subsidiary of KeyCorp), a registered investment adviser,
                                        since August 1996; Director: United HealthGroup, Alcide
                                        Corporation.
--------------------------------------------------------------------------------------------------
Henry King Stanford              83     President Emeritus, The University of Miami since July
Director since                          1981, and President Emeritus, University of Georgia since
September 1980                          July 1987; formerly President, The University of Miami,
                                        from July 1962 to June 1981; also formerly Interim
                                        President, University of Georgia, from July 1986 to June
                                        1987.

                  INFORMATION REGARDING THE BOARD OF DIRECTORS

Certain Committees of the Board

     To assist it in carrying out its duties, the Board of Directors has established an Executive Committee, an Audit Committee, a Community Affairs Committee and an Incentive Plan Committee, the current members of which are as follows:

                                                       COMMUNITY AFFAIRS
  EXECUTIVE COMMITTEE         AUDIT COMMITTEE              COMMITTEE          INCENTIVE PLAN COMMITTEE
------------------------------------------------------------------------------------------------------
Edwin Jacobson(1)(2)      Leon T. Kendall(1)        Henry King Stanford(1)    Leon T. Kendall(1)
Leon Levy(2)              Milton Dresner            Martin Meyerson           Milton Dresner
Gerald D. Kelfer(2)       Martin Meyerson           Fred Stanton Smith        Kenneth T. Rosen
Fred Stanton Smith        Fred Stanton Smith
------------------------------------------------------------------------------------------------------

    (1) Chairman
    (2) Officer of Avatar

     The Board of Directors has not established a Nominating Committee. As more fully described below, the Executive Committee ordinarily performs the functions of a compensation committee.

Executive Committee

     The Executive Committee of the Board of Directors has authority to exercise most powers of the full Board of Directors in connection with matters which arise during the intervals between meetings of the Board of Directors. In addition to such other functions as are assigned to it from time to time by the Board of Directors, the Executive Committee also reviews and approves or recommends to the Board the compensation and terms of employment of all officers and employees of Avatar and its subsidiaries whose base salaries exceed $100,000 per annum. The Executive Committee met four times during the fiscal year ended December 31, 1998.

Audit Committee

     The Audit Committee of the Board of Directors recommends to the Board of Directors the appointment of the independent auditors, subject to approval by the stockholders of Avatar; reviews the independent auditors' report and management letters and reports to the Board of Directors with respect thereto; reviews with the internal auditors Avatar's accounting policies and procedures, including its internal accounting controls and internal auditing procedures; determines whether there are any conflicts of interest in financial or business matters between Avatar and any of its officers or employees; and reviews the recommendations of the independent auditors. The Audit Committee also performs such other tasks as are assigned to it from time to time by the Board of Directors. The Audit Committee met three times during the fiscal year ended December 31, 1998.

Community Affairs Committee

     The Community Affairs Committee of the Board of Directors monitors the reputation and standing in the community of Avatar and its various subsidiaries and divisions, and oversees the interaction of Avatar with the community. The Community Affairs Committee also performs such other tasks as are assigned to it from time to time by the Board of Directors. The Community Affairs Committee did not meet during the fiscal year ended December 31, 1998.

Incentive Plan Committee

     The Incentive Plan Committee of the Board of Directors, administers the 1997 Incentive and Capital Accumulation Plan (the "Incentive Plan") and approves grants thereunder. The Incentive Plan Committee selects the officers and other key employees to receive grants and determines the form, amount and other terms and conditions of grants. The Incentive Plan Committee met three times during the fiscal year ended December 31, 1998.

Directors' Compensation

     Compensation of directors who are not salaried employees of Avatar is $17,500 per annum. A member of the Executive Committee who is not a salaried employee of Avatar receives a fee of $500 for attendance at each meeting. Members and the Chairman of the Audit Committee receive additional compensation of $12,000 and $14,000 per annum, respectively. Members and the Chairman of the Community Affairs Committee receive additional compensation of $2,000 per annum plus a fee of $500 for attendance at each meeting. Members and the Chairman of the Incentive Plan Committee receive additional compensation of $1,000 per annum plus a fee of $500 for attendance at each meeting.

Directors' Attendance

     In fiscal year 1998 all of the incumbent directors attended 75% or more of the aggregate of their respective Board and Committee meetings, except Mr. Reiners who was unable to attend two of the five meetings of the Board as the result of rescheduling of certain meetings.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

     The following table sets forth information with respect to compensation of the Chief Executive Officer and the four other highest paid executive officers of Avatar whose total salary and bonus was $100,000 or more for the year ended December 31, 1998 (these five executive officers being hereinafter referred to as the "Named Executive Officers").

                                                                                                        LONG-TERM
                                                                                                      COMPENSATION
                                                    ANNUAL COMPENSATION                                  AWARDS
                                         -----------------------------------------                   ---------------
                                                                      OTHER(1)        RESTRICTED       SECURITIES
NAME AND PRINCIPAL                                                     ANNUAL            STOCK         UNDERLYING
POSITION(S)                      YEAR     SALARY        BONUS       COMPENSATION       AWARDS($)       OPTIONS(#)
--------------------------------------------------------------------------------------------------------------------
Gerald D. Kelfer(3)              1998    $485,000(4)   $500,000(4)     $    --        $1,600,0002
  Chief Executive Officer        1997     383,367(3)         --         44,513(5)                        225,000
  and President
--------------------------------------------------------------------------------------------------------------------
Edwin Jacobson(6)                1998    $337,500(4)   $     --
  Chairman of the Executive      1997     325,000            --
  Committee                      1996     325,000            --
--------------------------------------------------------------------------------------------------------------------
Jonathan Fels(9)                 1998    $311,538(4)(7) $     --
  President, Avatar
  Properties Inc.
--------------------------------------------------------------------------------------------------------------------
Michael Levy(9)                  1998    $311,538(4)(7) $     --
  Executive Vice President
  and Chief Operating Officer,
  Avatar Properties Inc.
--------------------------------------------------------------------------------------------------------------------
Michael S. Rubin(9)              1998    $226,442(4)   $ 75,000(8)
  President, Avatar
  Retirement Communities,
  Inc.
--------------------------------------------------------------------------------------------------------------------

(1) Of the Named Executive Officers, Messrs. Kelfer and Rubin also received automobile allowances. Avatar also provides group life, health, hospitalization and medical reimbursement plans which do not discriminate in scope, terms or operation in favor of officers and are available to all full-time employees. The aggregate value of these and any additional perquisite and other personal benefits cannot be specifically or precisely ascertained but do not, in any event, exceed 10% of the total annual salary and bonus reported for each of the Named Executive Officers.

(2) On December 7, 1998, Mr. Kelfer was awarded an opportunity to receive 100,000 Performance Conditioned Restricted Stock Units, which are subject to conditions of grant as well as vesting. See "Employment and Other Agreements" below. The dollar amount reported in the table has been calculated by multiplying the closing price of Avatar Common Stock on the date of award by 100,000. At December 31, 1998, Mr. Kelfer continued to hold the award, and the dollar amount calculated on such date was the same. Mr. Kelfer is not entitled to receive dividends on the units.

(3) Includes director's fees of $2,598 paid prior to Mr. Kelfer's employment as an executive officer. Mr. Kelfer has served as Chief Executive Officer since July 31, 1997, as President since February 13, 1997 and as a member of the Board since October 1996 and as Vice Chairman thereof since December 1996. See "Employment and Other Agreements" below.

(4) For discussion of Avatar's employment agreements with Messrs. Kelfer, Jacobson, Fels, Levy and Rubin, see "Employment and Other Agreements" below.

(5) Represents payments by Avatar of relocation expenses and temporary living and commutation costs aggregating $29,432 and $15,081, respectively.

(6) In addition to his position as Chairman of the Executive Committee, Mr. Jacobson served as Chief Executive Officer from February 27, 1994 to July 31, 1997, and as President from February 27, 1994 to February 13, 1997. See "Employment and Other Agreements" below.

(7) For information with respect to transactions regarding Mr. Fels and Mr. Levy see "Certain Relationships and Related Transactions."

(8) Represents salary adjustment retroactive to October 6, 1997, date of employment. See "Employment and Other Agreements" below.

(9) Messrs. Fels, Levy and Rubin became executive officers on December 7, 1998.

Option/SAR Grants in 1998

     During 1998, no options or SARs were granted to any Named Executive
Officer.

Aggregated Option Exercises in 1998 and Option Values at December 31, 1998

     During 1998 no options were exercised by any Named Executive Officer and no options held by any Named Executive Officer were in-the-money at December 31, 1998.

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED
                                                                 OPTIONS AT
                                                            DECEMBER 31, 1998(#)
                                                          -------------------------
NAME                                                      EXERCISABLE/UNEXERCISABLE
----                                                      -------------------------
Gerald D. Kelfer........................................     45,000/180,000
Edwin Jacobson..........................................                0/0
Jonathan Fels...........................................                0/0
Michael Levy............................................                0/0
Michael S. Rubin........................................                0/0

Employment and Other Agreements

Agreements With Gerald Kelfer

     Employment

     Gerald Kelfer, President, Chief Executive Officer and Vice Chairman of the Board, has an employment agreement with Avatar, pursuant to which Mr. Kelfer currently receives an annual base salary of $490,000, with mandatory annual increases in the amount of $20,000, and an annual bonus of $500,000. The employment agreement provides for a five-year term, which expires on February 13, 2002.

     If Mr. Kelfer's employment is terminated due to his disability or death, he or his estate will receive his accrued but unpaid base salary and a prorated bonus through the date of termination. If Mr. Kelfer resigns without good reason or is terminated for cause, he is entitled to receive his base salary (but not his bonus) through the date of termination. If Mr. Kelfer resigns for good reason or is terminated without cause, he is entitled to receive his base salary and bonus for the balance of the term of his employment agreement.

     Nonqualified Stock Option

     Pursuant to a Nonqualified Stock Option Agreement, on February 13, 1997 Mr. Kelfer was granted options to purchase 225,000 shares of Avatar Common Stock under the existing Incentive Plan, which was approved by Avatar's stockholders at the 1997 Annual Meeting, at an exercise price of $34.00 per share. Mr. Kelfer may pay the exercise price in cash or by executing a non-recourse promissory note. Two-fifths of the options were vested as of February 13, 1999 and an additional one-fifth of these options will vest on each February 13 thereafter through 2002.

     If Mr. Kelfer's employment is terminated due to his disability or death, the options will remain exercisable for a period of one year following the date of termination. If Mr. Kelfer resigns without good reason or is terminated for cause, any unexercised options become null and void upon such termination. Otherwise, the option will remain exercisable until February 13, 2007.

     Restricted Stock Unit

     Subject to the approval of the Amended and Restated Incentive Plan (see "Approval of Amended and Restated 1997 Incentive and Capital Accumulation Plan") by Avatar's stockholders, on December 7, 1998 Avatar entered into a restricted stock unit agreement with Mr. Kelfer pursuant to which Mr. Kelfer has been awarded an opportunity to receive 100,000 performance conditioned restricted stock units representing 100,000 shares of Avatar Common Stock. If Avatar's stockholders approve the Amended and Restated Incentive Plan, the actual grant of the units is conditioned upon (i) the closing price of Avatar Common Stock being at least $25.00 per share for 20 trading days out of 30 consecutive trading days during the period beginning on the date immediately following stockholder approval of the Amended and Restated Incentive Plan and ending on February 12, 2002 the ("Grant Period"), and (ii) the continued employment of Mr. Kelfer at the time the foregoing condition is satisfied. Any units granted to Mr. Kelfer vest in full on February 13, 2002 or upon the occurrence of a change in control of Avatar, provided that, in either case, Mr. Kelfer is then employed by Avatar.

     If Mr. Kelfer's employment is terminated due to his disability or death, the units granted to him will vest pro rata based on the number of whole months having elapsed during the Grant Period prior to Mr. Kelfer's disability or death. If Mr. Kelfer resigns without good reason or is terminated for cause, all of the units will be forfeited. Otherwise, the units immediately vest in full upon termination of Mr. Kelfer's employment.

     Success Fee

     On December 7, 1998, Avatar entered into an agreement with Mr. Kelfer pursuant to which he may receive a fee of up to $1 million if he is successful in selling Avatar's Florida utilities businesses prior to December 31, 1999, for at least a minimum specified sales price. Payment of the success fee is also conditioned on Mr. Kelfer performing the services required of him to the reasonable satisfaction of the Executive Committee. On April 15, 1999, the sale transaction was consummated at a price in excess of the minimum specified in the agreement.

  Employment Agreements With Edwin Jacobson

     On July 27, 1995, Avatar entered into an employment agreement with Mr. Jacobson (the "1995 Agreement"), which became effective on June 16, 1997, following the termination of the prior employment agreement dated June 15, 1992 (as amended as of March 1, 1994, the "1992 Agreement"). Pursuant to the 1995 Agreement, Mr. Jacobson continued his employment as Chairman of the Executive Committee and President and Chief Executive Officer of Avatar and was entitled to receive a base salary of not less than $400,000 per annum (in addition to certain other payments) until the termination of such agreement on June 16, 2000 (unless sooner terminated in accordance with the agreement).

     On February 13, 1997, the 1995 Agreement was amended to modify his duties to those of Chief Executive Officer and Chairman of the Executive Committee. On June 16, 1997, Mr. Jacobson exercised his right under the amended 1995 Agreement to change his duties and responsibilities, and he resigned as Chief Executive Officer effective as of July 31, 1997. The amended 1995 Agreement was further amended to reduce his base salary to $325,000 per annum and to eliminate provisions for final payment and mitigation. On March 25, 1999, Mr. Jacobson decided not to stand for re-election to the Board of Directors at the Annual Meeting. Although he will no longer be the Chairman of the Executive Committee or an executive officer of Avatar, he will remain an employee of Avatar, with no change in compensation or benefits, and with such duties as reasonably may be requested of him by Avatar.

     If Mr. Jacobson's employment is terminated due to his disability, death or resignation without good reason or terminated by Avatar for cause, he or his estate will receive his base salary through the date of termination and any incentive compensation payable pursuant to the Awards discussed below. If Mr. Jacobson resigns for good reason or is terminated without cause, he will be entitled to receive his full base salary through June 6, 2000 and any incentive compensation payable under the Awards.

     Pursuant to each of the 1992 Agreement and the 1995 Agreement, Mr. Jacobson was granted an "Award" (as defined in such agreements) based upon an aggregate of 150,000 shares and 75,000 shares, respectively, of Avatar Common Stock (subject to adjustment in certain events). The Awards granted under the 1992 Agreement are now fully vested, and those granted under the 1995

Agreement vest ratably during the term of such agreement. Such Awards provide for Mr. Jacobson to receive, within ten days following June 16, 2000 (or the termination date, if earlier), a cash payment equal to the excess of a formula amount based upon the closing prices of Avatar Common Stock during a specified period prior to June 16, 2000 (or the termination date, if earlier), over the closing price of Avatar Common Stock on the date of grant of each Award, multiplied by the number of shares which will have become vested. If Mr. Jacobson's employment is terminated due to his disability, death or resignation with good reason, 50% of his remaining unvested shares will vest and any remaining unvested shares will be forfeited. If Mr. Jacobson's employment is terminated by Avatar for cause, any unvested shares will be forfeited.

  Employment Agreements with Jonathan Fels and Michael Levy

     On December 4, 1997, Avatar acquired certain assets of Brookman-Fels, Jeff Ian, Inc. (see "Certain Relationships and Related Transactions") and entered into employment agreements with its principals. Jonathan Fels is employed as President of Avatar Properties Inc. ("Properties") for a term of five years at a base salary of $300,000 per annum, and Michael Levy is employed as Executive Vice President and Chief Operating Officer of Properties for a term of five years at a base salary of $300,000 per annum.

     Pursuant to their employment agreements Messrs. Fels and Levy were entitled to participate in certain future real estate transactions ("carried interest"). The employment agreements with Messrs. Fels and Levy were amended as of February 19, 1999, among other things, to terminate the "carried interest" provisions, in lieu of which each of Messrs. Fels and Levy was granted an option to purchase 50,000 shares of Avatar Common Stock. (See "Nonqualified Stock Option Agreements with Mr. Fels, Mr. Levy and Mr. Rubin" below.)

     If the employment of Mr. Fels or Mr. Levy, as the case may be, is terminated due to disability, death or resignation without good reason or terminated by Avatar for cause, then he or his estate (in the event of his death) will receive his accrued but unpaid base salary through the date of termination. If Mr. Fels or Mr. Levy resigns for good reason or is terminated without cause, he is entitled to receive his base salary through the later of June 4, 2000 or six months from the date of termination.

  Employment Agreement with Michael S. Rubin

     On October 3, 1997, Avatar acquired certain assets of Hilcoast Development Corp. (the Developer of the Century Village concept of active adult communities) and employed its principal officers. As of October 6, 1997, Avatar entered into an employment agreement with Michael S. Rubin, pursuant to which Mr. Rubin was employed as President of Avatar Retirement Communities, Inc. for a term of two years at a base salary of $200,000 per annum in addition to the grant of stock appreciation rights ("SAR's") in Avatar Retirement Communities. As of February 19, 1999 the employment agreement was amended to, among other things: extend the term of employment to October 6, 2002; ratify a salary adjustment to $275,000 retroactive to October 6, 1997; and terminate the SAR's, in lieu of which Mr. Rubin was granted options to purchase 50,000 shares of Avatar Common Stock. (See "Nonqualified Stock Option Agreements with Mr. Fels, Mr. Levy and Mr. Rubin" below.)

     If Mr. Rubin's employment is terminated due to his disability or death, he or his estate will receive his accrued but unpaid base salary through the date of termination. If Mr. Rubin resigns without good reason or is terminated for cause, he is entitled to receive his base salary for a period of six months from the date of termination. If Mr. Rubin resigns for good reason or is terminated without cause, he is entitled to receive his base salary through the later of April 3, 2000 or six months from the date of termination.

  Nonqualified Stock Option Agreements with Mr. Fels, Mr. Levy and Mr. Rubin

     Pursuant to separate nonqualified stock option agreements with Messrs. Fels, Levy and Rubin, each of them was granted options to purchase 50,000 shares of Avatar Common Stock under the existing Incentive Plan, at an exercise price of $25.00 per share. One-third of the options granted to each of Messrs. Fels, Levy and Rubin vest on February 19, 2000 and on each of the next two anniversaries thereof.

     If the employment of Messrs. Fels, Levy or Rubin, as the case may be, is terminated due to his disability or death, the options will remain exercisable until the later of one year following the date of termination or the fifth anniversary of the date he commenced employment with Avatar. If Messrs. Fels, Levy or Rubin resigns without good reason or is terminated for cause, any unexercised options become null and void upon such termination. Otherwise, the options will remain exercisable until February 13, 2007.

Executive Committee, Incentive Plan Committee and Board of Directors Report on Executive Compensation

     The Executive Committee of Avatar's Board of Directors traditionally performs the functions of a compensation committee, including the review and approval of compensation and terms of employment for all officers and those employees of Avatar and its subsidiaries whose base salaries exceed $100,000 per annum. The compensation arrangements regarding any executive officer who is also a member of the Executive Committee have been acted on and approved by the Board of Directors (with such member not participating) or a committee thereof composed of outside directors.

     Avatar's executive compensation is intended to reward, retain and motivate management. In determining salary levels for the executive officers, primary consideration is given to each executive's level of responsibility and individual performance, as well as compensation generally received by executives in the real estate business.

     In 1997, Avatar established the 1997 Incentive and Capital Accumulation Plan (the "Incentive Plan"), which is administered by the Incentive Plan Committee of the Board of Directors (a committee of outside directors). The Incentive Plan is intended to provide incentives which will attract and retain highly competent persons as key employees of Avatar and its subsidiaries, by providing them with opportunities to acquire shares of stock or to receive monetary payments based on the value of such shares pursuant to the Benefits described therein. The Incentive Plan also is intended to assist in aligning the interests of Avatar's key employees with those of its stockholders.

     In the third quarter of 1997, Avatar began assembling an executive management team in order to implement Avatar's new business strategy, which concentrates on the development and management of active adult communities, upscale custom and semi-custom homes and communities, and commercial and industrial properties. It was contemplated at the time that equity incentives would be provided to certain of the executives in the future.

     In 1998, Avatar retained a benefits consulting firm to review Avatar's executive compensation policies. The Board of Directors and the Incentive Plan Committee reviewed the consulting firm's recommendation and analyses, which included comparisons to other public companies in the real estate development business, the recommendation of Avatar's CEO, and relevant accounting and federal tax considerations. Following this study, it was determined that additional incentives based on the value of Avatar's common stock were appropriate for key executives. In December 1998, the Incentive Plan Committee considered stock option grants to certain executives and key employees but deferred action at that time pending the negotiation and resolution of amendments to the employment arrangements with certain executives and key employees. When these arrangements were completed in early 1999, the executives were granted options to purchase an aggregate of 175,000 shares.

     In order to maintain Avatar's ability to provide incentives to management, in December 1998, the Incentive Plan Committee authorized an amendment and restatement of the Incentive Plan to, among other things, increase by 325,000 the number of shares of Avatar's common stock that may be subject to Benefits granted under the plan. The amendment and restatement is subject to the approval of stockholders. See "Approval of Amended and Restated 1997 Incentive and Capital Accumulation Plan."

CEO Compensation

     In 1998, Gerald D. Kelfer, Avatar's CEO, was paid salary and a bonus in accordance with terms of his employment agreement, which had been authorized by the Incentive Plan Committee and ratified by the Board of Directors in 1997. The amounts paid in 1998 were not discretionary or otherwise related to the financial performance of Avatar.

     In December 1998, the Incentive Plan Committee awarded Mr. Kelfer an opportunity to receive 100,000 Performance Conditioned Restricted Stock Units under the amended and restated Incentive Plan. See "Employment and Other Agreements -- Agreements with Gerald Kelfer." In awarding these units, the Incentive Plan Committee considered, among other things, that: the incentive arrangements are comparable to those of CEO's in similar companies; Mr. Kelfer's existing stock options are substantially out-of-the-money; he has a limited equity interest in Avatar; and the normal vesting date of the restricted stock units (February 13, 2002), would be subject to his continued employment. Moreover, the grant of the units is conditioned on stockholder approval of the amended and restated Incentive Plan. The agreement also provides that, unless Avatar's common stock attains a market price of at least $25 per share for 20 trading days out of 30 consecutive trading days, Mr. Kelfer will not be entitled to receive any of the units. Avatar's stock price on the date of the award was $16 per share.

     In December 1999, Avatar's Board of Directors (without Mr. Kelfer) authorized the payment of a fee to Mr. Kelfer of an amount up to $1 million if he is successful in selling Avatar's Florida utilities businesses for a specified minimum sales price prior to December 31, 1999. See "Employment and Other Agreements -- Agreements with Gerald Kelfer." Payment of the success fee is separate from the compensation payable under his employment agreement and is also conditioned on Mr. Kelfer performing the services required of him to the reasonable satisfaction of the Executive Committee.

     The Board considered a number of factors in determining the success fee including the uniqueness and importance of the sale of these businesses to Avatar's long-term business plans and the significance of Mr. Kelfer's role in the sale process. Furthermore, the Board considered the analyses of a benefits consulting firm retained by Avatar concerning precedents for the payment of this type of fee as well as the reasonableness of the amount of the fee and the conditions to its payment.

March 25, 1999                EXECUTIVE COMMITTEE                      INCENTIVE PLAN COMMITTEE

                              Edwin Jacobson, Chairman                 Leon T. Kendall, Chairman
                              Gerald D. Kelfer                         Milton Dresner
                              Leon Levy                                Kenneth T. Rosen
                              Fred Stanton Smith

                              BOARD OF DIRECTORS
                              (other than Gerald D. Kelfer)

                              Leon Levy, Chairman                      Gernot H. Reiners
                              Milton Dresner                           Kenneth T. Rosen
                              Edwin Jacobson                           Fred Stanton Smith
                              Leon T. Kendall                          Henry King Stanford
                              Martin Meyerson

Compensation Committee Interlocks and Insider Participation

     The members of the Executive Committee are Messrs. Jacobson, Kelfer, Levy and Smith. Mr. Jacobson serves as Chairman of the Executive Committee; Mr. Levy serves as Chairman of the Board of Directors; and Mr. Kelfer serves as Vice Chairman of the Board of Directors, Chief Executive Officer and President. The members of the Incentive Plan Committee are Messrs. Dresner, Kendall and Rosen.

Performance Graph

     The following graph provides a comparison of the cumulative total returns based on an investment of $100 after the close of the market on December 31, 1993 in Avatar's Common Stock, the NASDAQ Market Index and a composite peer group index (the "Peer Index") for the periods indicated, in each case assuming reinvestment of any dividends. The cumulative total returns for the NASDAQ Market Index were prepared by Media General Financial Services, Inc. ("Media General"). The Peer Index is a combination of the Real Estate Subdividers and Developers Index and the Water Utilities Index, each of which is published by Media General. The cumulative total returns for each index were prepared by Media General and were combined by Avatar to form the Peer Index based on the relative percentage of Avatar's assets applicable to each of Avatar's lines of business (i.e., real estate and water utilities) at the end of each year depicted in the graph.

                                                           Avatar
Measurement Period                                        Holdings
(Fiscal Year Covered)                                       Inc.             NASDAQ          Peer Index
1993                                                        100.00            100.00            100.00
1994                                                        113.01            104.99             95.62
1995                                                        104.09            136.18            113.47
1996                                                         95.17            169.23            134.68
1997                                                         84.57            207.00            183.01
1998                                                         47.58            291.96            174.81

Certain Relationships and Related Transactions

     On January 28, 1998, Leon Levy, Avatar's Chairman of the Board, purchased $20,000,000 aggregate principal amount of Avatar's 7% Notes in an underwritten public offering of the 7% Notes. In connection with his purchase, Avatar agreed to provide Mr. Levy with certain registration rights, with respect to the 7% Notes issued to Mr. Levy, any shares of Common Stock issued upon conversion of such 7% Notes and certain shares of Common Stock owned by him.

     On December 4, 1997, Avatar acquired certain assets of Brookman-Fels, Jeff Ian, Inc. ("Brookman-Fels"), a regional developer of custom and semi-custom homes and communities in

South Florida, and entered into employment agreements with its three principals. Two of the principals, Jonathan Fels and Michael Levy, each own 45% of Brookman-Fels. The purchase price is payable in installments from February 1, 1998 through November 1, 2002. During 1998, Avatar made payments, including interest, of $800,000, and the outstanding principal balance was $2,380,000 at December 31, 1998.

     During 1997, a subsidiary of Avatar entered into joint venture and construction management agreements with a subsidiary of Brookman-Fels for development of certain parcels of Avatar's Harbor Islands property. On June 1, 1998, Avatar's subsidiary acquired certain assets from its joint venture partner for a purchase price of $1,995,000, and the joint venture and construction management agreements were modified to provide for Avatar's subsidiary to manage construction at Harbor Islands.

     On June 1, 1998, a newly-formed subsidiary of Avatar and a subsidiary of Brookman-Fels formed a joint venture and entered into a construction management agreement for Presidential Estates, a South Florida residential community. The purchase price of $588,000 for a 49% interest in the joint venture and 50% of the profits is represented by a promissory note, bearing interest at 8% per annum, payable, together with accrued interest, upon the closing of agreed upon units. Avatar's subsidiary manages construction at Presidential Estates.

             2. APPROVAL OF AMENDED AND RESTATED 1997 INCENTIVE AND
                           CAPITAL ACCUMULATION PLAN

  Background

     In 1998 Avatar retained a benefits consulting firm to review Avatar's executive compensation policies. The Board of Directors and the Incentive Plan Committee reviewed the consulting firm's recommendation and analyses, the recommendation of Avatar's CEO, and relevant accounting and federal tax consequences. Following this study, it was determined that additional incentives based on the value of Avatar's Common Stock were appropriate for key executives.

     On December 7, 1998, the Incentive Plan Committee adopted, and the Board of Directors ratified, subject to approval by the stockholders at the Annual Meeting, an Amended and Restated 1997 Incentive and Capital Accumulation Plan (the "Amended and Restated Incentive Plan"). Under the existing Incentive Plan, the Benefits outstanding as of the record date represent the maximum aggregate number of shares of Avatar Common Stock permitted under the existing Incentive Plan. The proposed amendments to the existing Incentive Plan would, among other things, increase the aggregate number of shares of Avatar's common stock that may be subject to Benefits (as defined in the Incentive Plan) granted under the Incentive Plan from 425,000 shares to 750,000 shares and would change the maximum individual limit to 350,000 shares.

     The Amended and Restated Incentive Plan is intended to provide incentives which will attract and retain highly competent persons as key employees of Avatar and its subsidiaries, by providing them with opportunities to acquire shares of stock or to receive monetary payments based on the value of such shares pursuant to the Benefits described herein. In addition, the Amended and Restated Incentive Plan is intended to assist in aligning the interests of Avatar's key employees with those of its stockholders.

     The following summary describes the material features of the proposed Amended and Restated Incentive Plan but is not intended to be complete and is qualified in its entirety by reference to the copy of the Amended and Restated Incentive Plan that is annexed to this Proxy Statement as Annex A and has been marked to indicate changes to the Incentive Plan as currently in effect. The locations of proposed deletions are indicated by carats ""' and proposed additions are indicated as underlined.

  Shares Available

     The Amended and Restated Incentive Plan makes available for Benefits (as defined below) an aggregate of 750,000 shares of Avatar Common Stock, subject to certain adjustments. During the term of the Plan, the maximum number of shares of Avatar Common Stock with respect to which Benefits may be granted (or measured) to any individual participant may not exceed 350,000. Any shares of Common Stock subject to a stock option or stock appreciation right which for any reason is cancelled or terminated without having been exercised and, subject to limited exceptions, any shares subject to stock awards, performance awards or stock units which are forfeited, any shares subject to performance awards settled in cash or any shares delivered to Avatar as part or full payment for the exercise of a stock option or stock appreciation right, shall again be available for Benefits under the Amended and Restated Incentive Plan.

  Administration

     The Amended and Restated Incentive Plan provides for administration by a committee of the Board of Directors or a subcommittee of a committee of the Board (the "Committee"), which shall be comprised, unless otherwise determined by the Board, solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended, and (ii) "outside directors" within the meaning of Treasury Regulation sec. 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee is authorized, subject to the provisions of the Amended and Restated Incentive Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Amended and Restated Incentive Plan and to make such determinations and interpretations and to take such action in connection with the Amended and Restated Incentive Plan and any Benefits granted as it deems necessary or advisable. Thus, among the Committee's powers are the authority to select officers and other key employees of Avatar and its subsidiaries to receive Benefits, and to determine the form, amount and other terms and conditions of Benefits. The Committee also has the power to modify or waive restrictions on Benefits, to amend Benefits and to grant extensions and accelerations of Benefits.

  Eligibility for Participation

     Key employees of Avatar or any of its subsidiaries are eligible to participate in the Amended and Restated Incentive Plan. The selection of participants from eligible key employees is within the discretion of the Committee. Currently, 18 key employees are eligible to participate in the Incentive Plan.

  Types of Benefits

     The Amended and Restated Incentive Plan provides for the grant of any or all of the following types of benefits: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights;
(3) stock awards; (4) performance awards; and (5) stock units (collectively, "Benefits"). Benefits may be granted singly, in combination, or in tandem as determined by the Committee. Stock awards, performance awards and stock units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described below.

  Stock Options

     Under the Amended and Restated Incentive Plan, the Committee may grant awards in the form of options to purchase shares of Avatar Common Stock. Options may either be incentive stock options, qualifying for special tax treatment, or non-qualified options; however, no incentive stock option shall be issued to a participant in tandem with a non-qualified stock option. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise (but in no event later than ten years after the date of grant) and vesting, and the exercise price per share of stock subject to the option; however, the exercise price shall not be less than 100% of the fair market value of the Avatar Common Stock on the date the stock option is granted (the "Fair Market Value"). The exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Avatar Common Stock then owned by the participant, by the withholding of shares of Avatar Common Stock for which a stock option is exercisable, by delivering to the Company a promissory note (or other form of indebtedness) on such terms and conditions as the Committee shall determine in its sole discretion at the date of grant, or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to Avatar together with a copy of irrevocable instructions to a broker to deliver promptly to Avatar the amount of sale or loan proceeds to pay the exercise price. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Incentive Plan. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.

  Stock Appreciation Rights (SARs)

     The Amended and Restated Incentive Plan authorizes the Committee to grant an SAR either in tandem with a stock option or independent of a stock option. An SAR is a right to receive a payment, in cash, Avatar Common Stock, or a combination thereof, equal to the excess of (x) the Fair Market Value, or other specified valuation (which shall not be greater than the Fair Market Value), of a specified number of shares of Avatar Common Stock on the date the right is exercised over (y) the fair market value, or other specified valuation (which shall not be less than Fair Market Value), of such shares of Avatar Common Stock on the date the right is granted, all as determined by the Committee. Each SAR shall be subject to such terms and conditions as the Committee shall impose from time to time.

  Stock Awards

     The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Avatar Common Stock issued or transferred to participants with or without other payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment within specified periods, and may constitute Performance-Based Awards, as described below. The Stock Award shall specify whether the participant shall have, with respect to the shares of Avatar Common Stock subject to a Stock Award, all of the rights of a holder of shares of Avatar Common Stock, including the right to receive dividends and to vote the shares.

  Performance Awards

     The Amended and Restated Incentive Plan allows for the grant of performance awards which may take the form of shares of Avatar Common Stock or stock units, or any combination thereof and which may constitute Performance-Based Awards. Such awards will be contingent upon the attainment over a period to be determined by the Committee of certain performance targets. The length of the performance period, the performance targets to be achieved and the measure of whether and to what degree such targets have been achieved will be determined by the Committee. Payment of earned performance awards will be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require the deferral of, the receipt of performance awards upon such terms as the Committee deems appropriate.

  Stock Units

     The Committee may, in its discretion, grant Stock Units to participants, which may constitute Performance-Based Awards. A "Stock Unit" means a notional account representing one share of Avatar Common Stock. The Committee determines the criteria for the vesting of Stock Units and whether a participant granted a Stock Unit shall be entitled to Dividend Equivalent Rights (as defined in the Incentive Plan). Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment, shares of Avatar Common Stock representing the Stock Units will be distributed to the participant (unless the Committee, with the consent of the participant, provides for the payment of the Stock Units in cash, or partly in cash and partly in shares of Avatar Common Stock, equal to the value of the shares of Avatar Common Stock which would otherwise be distributed to the participant).

  Performance-Based Awards

     Certain Benefits granted under the Amended and Restated Incentive Plan may be granted in a manner such that the Benefit qualifies for the performance-based compensation exemption to Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards will be based upon one or more of the following factors: net sales, pre-tax income before allocation of corporate overhead and bonus, budget, earnings per share, net income, division, group or corporate financial goals, return on stockholders' equity, return on assets, attainment of strategic and operational initiatives, appreciation in and/or maintenance of the price of the Avatar Common Stock or any other publicly-traded securities of Avatar, market share, gross profits, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, economic value-added models and comparisons with various stock market indices, reductions in costs, or any combination of the foregoing.

     With respect to Performance-Based Awards, the Committee shall establish in writing, (x) the goals applicable to a given period and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed). No Performance-Based Award shall be payable to, or vest with respect to, as the case may be, any participant for a given fiscal period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied.

  Other Terms of Benefits

     The Amended and Restated Incentive Plan provides that Benefits shall not be transferable other than by will or the laws of descent and distribution. The Committee shall determine the treatment to be afforded to a participant in the event of termination of employment for any reason including death, disability or retirement. Notwithstanding the foregoing, other than with respect to incentive stock options, the Committee may permit the transferability of an award by a participant to members of the participant's immediate family or trusts for the benefit of such person or family partnerships.

     Upon the grant of any Benefit under the Amended and Restated Incentive Plan, the Committee may, by way of an agreement with the participant, establish such other terms, conditions, restrictions and/or limitations covering the grant of the Benefit as are not inconsistent with the Amended and Restated Incentive Plan. No Benefit shall be granted under the Amended and Restated Incentive Plan after February 13, 2007. The Committee reserves the right to amend, suspend or terminate the Amended and Restated Incentive Plan at any time, subject to the rights of participants with respect to any outstanding Benefits. No amendment of the plan may be made without approval of the stockholders of Avatar if the amendment will: (i) disqualify any incentive stock options granted under the plan; (ii) increase the total number of shares which may be issued under the plan; (iii) increase the maximum number of shares with respect to stock options, SAR and other Benefits that may be granted to any individual under the plan; (iv) change the types of factors on which Performance-Based Awards are to be based under the plan; or (v) modify the requirements as to eligibility for participation in the plan.

     The Amended and Restated Incentive Plan contains provisions for equitable adjustment of Benefits in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of Avatar. The Amended and Restated Incentive Plan contains provisions for the acceleration of exercisability or vesting of Benefits in the event of a Change in Control of Avatar, including the cash settlement of such Benefits.

  Certain Federal Income Tax Consequences

     The statements in the following paragraphs of the principal federal income tax consequences of Benefits under the Amended and Restated Incentive Plan are based on statutory authority and judicial and administrative interpretations, as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect). The law is technical and complex, and the discussion below represents only a general summary.

     Incentive Stock Options. Incentive stock options ("ISOs") granted under the Amended and Restated Incentive Plan are intended to meet the definitional requirements of Section 422(b) of the Code for "incentive stock options."

     An employee who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal income tax to the employee, provided that (i) the federal "alternative minimum tax," which depends on the employee's particular tax situation, does not apply and (ii) the employee is employed by Avatar from the date of grant of the option until three months prior to the exercise thereof, except where such employment terminates by reason of disability (where the three month period is extended to one year) or death (where this requirement does not apply). If an employee exercises an ISO after these requisite periods, the ISO will be treated as an NSO (as defined below) and will be subject to the rules set forth below under the caption "Non-Qualified Stock Options and Stock Appreciation Rights."

     Further, if after exercising an ISO, an employee disposes of the Avatar Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of the Avatar Common Stock pursuant to the exercise of such ISO (the "applicable holding period"), the employee will generally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, an employee does not hold the shares so acquired for the applicable holding period -- thereby making a "disqualifying disposition" -- the employee would recognize ordinary income equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price and the balance, if any, income would be long-term capital gain (provided the holding period for the shares exceeded one year and the employee held such shares as a capital asset at such time). If the disqualifying disposition is a sale or exchange that would permit a loss to be recognized under the Code (were a loss in fact to be realized), and the sales proceeds are less than the fair market value of the shares on the date of exercise, the employee's ordinary income therefrom would be limited to the gain (if any) realized on the sale.

     An employee who exercises an ISO by delivering Avatar Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a "disqualifying disposition" of such Avatar Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, despite some uncertainty, it appears that the employee would not recognize gain or loss with respect to such previously acquired shares.

     Avatar will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Avatar Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, Avatar generally will be entitled to a deduction in an amount equal to the ordinary income included by the employee, provided that such amount constitutes an ordinary and necessary business expense to Avatar and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

     Non-Qualified Stock Options and Stock Appreciation Rights. Non-qualified stock options ("NSOs") granted under the Amended and Restated Incentive Plan are options that do not qualify as ISOs. An employee who receives an NSO or an SAR will not recognize any taxable income upon the grant of such NSO or SAR. However, the employee generally will recognize ordinary income upon exercise of an NSO in an amount equal to the excess of the fair market value of the shares of Avatar Common Stock at the time of exercise over the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received.

     As a result of Section 16(b) of the Exchange Act, under certain circumstances, the timing of income recognition may be deferred (generally for up to six months (the "Deferral Period")) for any individual who is an officer or director of Avatar or a beneficial owner of more than ten percent (10%) of any class of equity securities of Avatar. Absent a Section 83(b) election (as described below under "Other Awards"), recognition of income by the individual will be deferred until the expiration of the Deferral Period, if any.

     The ordinary income recognized with respect to the receipt of shares or cash upon exercise of an NSO or an SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an SAR for shares or upon the exercise of an NSO, Avatar may satisfy the liability in whole or in part by withholding shares of Avatar Common Stock from those that otherwise would be issuable to the individual or by the employee tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

     A federal income tax deduction generally will be allowed to Avatar in an amount equal to the ordinary income included by the individual with respect to his or her NSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to Avatar and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

     If an individual exercises an NSO by delivering shares of Avatar Common Stock, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a "disqualifying disposition" as described above, the individual will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the individual's tax basis. The individual, however, will be taxed as described above with respect to the exercise of the NSO as if he or she had paid the exercise price in cash, and Avatar likewise generally will be entitled to an equivalent tax deduction.

     Other Awards. With respect to other Benefits under the Amended and Restated Incentive Plan that are settled either in cash or in shares of Avatar Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), employees generally will recognize ordinary income equal to the amount of cash or the fair market value of the Avatar Common Stock received.

     With respect to Benefits under the Amended and Restated Incentive Plan that are settled in shares of Avatar Common Stock that are restricted to transferability or subject to a substantial risk of forfeiture -- absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a

"Section 83(b) election") -- an individual will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the individual will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of the Avatar Common Stock as of that date over the price paid for such award, if any.

     The ordinary income recognized with respect to the receipt of cash, shares of Avatar Common Stock or other property under the Amended and Restated Incentive Plan will be subject to both wage withholding and other employment taxes.

     Avatar generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the employee, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

     Dividends and Dividend Equivalents. To the extent Benefits under the Amended and Restated Incentive Plan earn dividends or dividend equivalents, whether paid currently or credited to an account established under the Amended and Restated Incentive Plan, an individual generally will recognize ordinary income with respect to such dividends or dividend equivalents.

     Change in Control. In general, if the total amount of payments to an individual that are contingent upon a "change of control" of Avatar (as defined in Section 280G of the Code), including payments under the Amended and Restated Incentive Plan that vest upon a "change in control," equals or exceeds three times the individual's "base amount" (generally, such individual's average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as "parachute payments" under the Code, in which case a portion of such payments would be non-deductible to Avatar and the individual would be subject to a 20% excise tax on such portion of the payments.

     Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. If approved by its stockholders, Avatar believes that Stock Options, SARs and Performance-Based Awards granted under the Amended and Restated Incentive Plan should qualify for the performance-based compensation exception to Section 162(m).

  Other Information

     The closing price of a share of Avatar Common Stock on April 22, 1999 was $18 1/4 per share.

     The Amended and Restated Incentive Plan is being submitted for stockholder approval in accordance with the laws of the State of Delaware. The favorable vote of a majority of the shares of Avatar Common Stock represented and entitled to vote at the Annual Meeting is required for approval of the Amended and Restated Incentive Plan. If the Amended and Restated Incentive Plan is not approved by the stockholders, any Benefits granted under the Amended and Restated Incentive Plan shall not become effective and shall be cancelled.

Board Recommendation

     The Board of Directors believes that the Amended and Restated Incentive Plan is in the best interest of Avatar and its stockholders and therefore recommends that the stockholders vote FOR the approval of the Amended and Restated Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE ACCOMPANYING PROXY BE VOTED FOR SUCH APPROVAL AND IT IS INTENDED THAT THE PROXIES WILL BE VOTED IN SUCH MANNER UNLESS OTHERWISE DIRECTED.

  New Plan Benefits

     The following awards of Benefits will not be effective unless the stockholders approve the Amended and Restated Incentive Plan at this Annual Meeting.

                      Amended and Restated Incentive Plan

                                                                                       NUMBER OF
           NAME AND POSITION                           DOLLAR VALUE ($)                  UNITS
           -----------------                           ----------------                ---------
Gerald D. Kelfer
  Chief Executive Officer and
  President                                             1,600,000  (1)                 100,000 (1)
Edwin Jacobson
  Chairman of the Executive
  Committee                                                 --                            --
Jonathan Fels
  President, Avatar
  Properties Inc.                                           --                            --
Michael Levy
  Executive Vice President
  and Chief Operating
  Officer, Avatar Properties
  Inc.                                                      --                            --
Michael S. Rubin
  President, Avatar
  Retirement Communities,
  Inc.                                                      --                            --
Executive Officer Group                                 1,600,000                      100,000
Non-Executive Officer Director Group                        --                            --
Non-Executive Officer Employee Group                        --     (2)                   5,000 (2)

---------------
     (1) On December 7, 1998, Mr. Kelfer was awarded an opportunity to receive 100,000 Performance Conditioned Restricted Stock Units, which are subject to conditions of grant as well as vesting. See "Employment and Other Agreements" above. The dollar amount reported in the table has been calculated by multiplying the closing price of Avatar Common Stock on the date of the award by 100,000.

     (2) A non-executive officer was granted 5,000 options at an exercise price of $25 per share.

                           3. APPOINTMENT OF AUDITORS

     Ernst & Young LLP, independent accountants, audited the financial statements of Avatar for the fiscal year ended December 31, 1998. Such audit services consisted of the firm's examination of and report on the annual financial statements and assistance and consultation in connection with filings with the Securities and Exchange Commission and other matters.

     Representatives of Ernst & Young LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Based upon the recommendation of the Audit Committee, and subject to approval by the stockholders, the Board of Directors has appointed Ernst & Young LLP, independent accountants, as auditors of Avatar for the fiscal year ending December 31, 1999. Approval by the stockholders will require the affirmative vote of a majority of the votes present at the meeting in person or by proxy and entitled to be cast. The Board of Directors recommends that the accompanying proxy be voted FOR such approval and it is intended that the proxies will be voted in such manner unless otherwise directed.

            STOCKHOLDERS' PROPOSALS AND NOMINATIONS OF BOARD MEMBERS

     If a stockholder intends to present a proposal for action at the 2000 Annual Meeting and wishes to have such proposal considered for inclusion in Avatar's proxy materials in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must be submitted in writing and received by the Secretary of the Company by December 29, 1999. Such proposal must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.

     Avatar's By-Laws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations of individuals for election to the Board of Directors. In general, notice of a stockholder proposal or a director nomination for an annual meeting must be received by Avatar not less than 60 days nor more than 90 days prior to the anniversary date of the preceding annual meeting of stockholders and must contain specified information and conform to certain requirements, as set forth in the By-Laws. If the chairman at any stockholders' meeting determines that a stockholder proposal or director nomination was not made in accordance with the By-Laws, Avatar may disregard such proposal or nomination.

     In addition, if a stockholder submits a proposal outside of Rule 14a-8 for the 2000 Annual Meeting, and the proposal fails to comply with the advance notice procedure prescribed by the By-Laws, then Avatar's proxy may confer discretionary authority on the persons being appointed as proxies on behalf of the Board of Directors to vote on the proposal. Proposals and nominations should be addressed to the Secretary of Avatar, Juanita I. Kerrigan, Avatar Holdings Inc., 201 Alhambra Circle, Coral Gables, Florida 33134.

                                 SECTION 16(a)
                   BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Avatar's officers and directors, and any persons who own more than ten percent of Avatar's Common Stock to file reports of initial ownership of Avatar's Common Stock and subsequent changes in that ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are also required to furnish Avatar with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to Avatar, or written representations from certain reporting persons that no Forms 5 were required, Avatar believes that during the 1998 fiscal year all Section 16(a) filing requirements were complied with.

                             ADDITIONAL INFORMATION

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the accompanying material will be paid by Avatar. In addition to the solicitation of proxies by mail, Avatar will request brokers and securities dealers to obtain proxies from and send proxy material to their principals. Expenses incurred in this connection will be reimbursed by Avatar. Proxies may be solicited personally, by telephone or telegraph, by the directors and officers of Avatar without additional compensation. The Board of Directors knows of no business to come before the meeting other than as stated in the Notice of Annual Meeting of Stockholders. Should any business other than that set forth in such Notice properly come before the meeting, or any adjournment or adjournments thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

                                          By Order of the Board of Directors,

                                          Juanita I. Kerrigan
                                          Vice President and Secretary

Dated: April 28, 1999.

                                                                         Annex A

                              AVATAR HOLDINGS INC.

                              AMENDED AND RESTATED

                  1997 INCENTIVE AND CAPITAL ACCUMULATION PLAN


     1. Purpose. The Avatar Holdings Inc. Amended and Restated 1997 Incentive and Capital Accumulation Plan (the "Plan") is intended to provide incentives which will attract, retain and motivate highly competent persons as key employees of Avatar Holdings Inc. (the "Company") and of any subsidiary corporation now existing or hereafter formed or acquired, by providing them opportunities to acquire shares of the common stock, par value $1.00 per share, of the Company ("Common Stock") or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Furthermore, the Plan is intended to assist in aligning the interests of the Company's key employees to those of its stockholders.



     2. Administration. (a) The Plan will be administered by a committee of the Board of Directors of the Company (the "Board") or a subcommittee of a committee of the Board (which may be the Company's Compensation Committee), appointed by the Board from among its members (the "Committee"), and shall be comprised, unless otherwise determined by the Board, solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits (as defined in Section 4 hereof) granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board of Directors, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company or any of its subsidiaries, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.


     (b) The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefitted from the Plan, as determined by the Committee.

     3. Participants. Participants will consist of such key employees of the Company and any subsidiary corporation of the Company as the Committee in its sole discretion determines to be in a position to impact the success and future growth and profitability of the Company and whom the

Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.


     4. Type of Benefits. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Awards, and (e) Stock Units (each as described below, and collectively, the "Benefits"). Stock Awards, Performance Awards, and Stock Units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 11 hereof. Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.



     5. Common Stock Available Under the Plan. The aggregate number of shares of Common Stock that may be subject to Benefits, including Stock Options, granted under this Plan shall be 750,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 12 hereof. The maximum number of shares of Common Stock with respect to which Benefits may be granted or measured to any individual participant under the Plan during the term of the Plan shall not exceed 350,000, provided, however, that the maximum number of shares of Common Stock with respect to which Stock Options and Stock Appreciation Rights may be granted to an individual participant under the Plan during the term of the Plan shall not exceed 350,000 (in each case, subject to adjustments made in accordance with Section 12 hereof). Any shares of Common Stock subject to a Stock Option or Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised, any shares subject to Stock Awards, Performance Awards or Stock Units which are forfeited, any shares subject to Performance Awards settled in cash or any shares delivered to the Company as part or full payment for the exercise of a Stock Option or Stock Appreciation Right shall again be available for Benefits under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Benefits (including the maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights) that may be granted to any individual participant under the Plan.



     6. Stock Options. Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms. Stock Options may be "incentive stock options" ("Incentive Stock Options"), within the meaning of Section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:



          (a) Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant; provided, however, subject to subsection (d) below, that the per share exercise price shall not be less than 100% of the Fair Market Value (as defined below) of the Common Stock on the date the Stock Option is granted.


          (b) Payment of Exercise Price. The option exercise price may be paid in cash or, in the discretion of the Committee determined at the date of grant, by the delivery of shares of

     Common Stock of the Company then owned by the participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable, by delivering to the Company an executed prommissory note (or such other form of indebtedness) on such terms and conditions as the Committee shall determine in its sole discretion at the date of grant, or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where, upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.



          (c) Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted except in the event of a participant's death, in which case, the exercise period of such participant's Stock Options may be extended beyond such period but no later than one year after the participant's death. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement at the date of grant.



          (d) Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are employees of the Company or subsidiary corporation of the Company at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company) shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per share exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten years after the date it is granted; provided however, Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation of the Company, unless the exercise price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. In addition, no Incentive Stock Option may be issued to a participant in tandem with a Nonqualified Stock Option.



     7. Stock Appreciation Rights. The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, options. A Stock Appreciation Right means a right to receive a payment, in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value), of such shares of Common Stock on the date the right is granted, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock

Option, the designated Fair Market Value in the award agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.


     8. Stock Awards. The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the participant's employment within specified periods, and may constitute Performance-Based Awards, as described in Section 11 hereof. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares.



     9. Performance Awards. (a) Performance Awards may be granted to participants at any time and from time to time, as shall be determined by the Committee. Performance Awards may constitute Performance-Based Awards, as described in Section 11 hereof. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each participant. Such Performance Awards may be in the form of shares of Common Stock or Stock Units. Performance Awards may be awarded as short-term or long-term incentives. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.



     (b) With respect to those Performance Awards that are not intended to constitute Performance-Based Awards, the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of such targets the Committee shall have precluded its authority to make such adjustments.


     (c) Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.


     10. Stock Units. (a) The Committee may, in its discretion, grant Stock Units to participants hereunder. The Committee shall determine the criteria for the vesting of Stock Units. Stock Units may constitute Performance-Based Awards as described in Section 11 hereof. A Stock Unit granted by the Committee shall provide payment in shares of Common Stock at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 10 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined below).



     (b) Upon vesting of a Stock Unit, unless the Committee has determined to defer payment with respect to such unit or a participant has elected to defer payment under subsection (c) below, shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee, with the consent of the participant, provides for the payment of the Stock Units in cash or partly in cash and partly in shares of Common Stock equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.



     (c) Prior to the date on which a Stock Unit may vest, the Committee may permit a participant to elect not to receive Common Stock upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. In such event, the value of a Stock Unit shall be payable in shares of Common Stock pursuant to the agreement of deferral.


     (d) A "Stock Unit" means a notional account representing one share of Common Stock. A "Dividend Equivalent Right" means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.



     11. Performance-Based Awards. Certain Benefits granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards is to be based upon one or more of the following factors: net sales, pretax income before allocation of corporate overhead and bonus, budget, earnings per share, net income, division, group or corporate financial goals, return on stockholders' equity, return on assets, attainment of strategic and operational initiatives, appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company, market share, gross profits, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, economic value-added models and comparisons with various stock market indices, reductions in costs or any combination of the foregoing. With respect to Performance-Based Awards, (i) the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal.



     12. Adjustment Provisions; Change in Control. (a) If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option and Stock Appreciation Right such that each such Stock Option and Stock Appreciation Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option or Stock Appreciation Right had such Stock Option or Stock Appreciation Right been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee will have authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits. Appropriate adjustments may also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Stock Options, Stock Appreciation Rights and other awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.



     (b) Notwithstanding any other provision of this Plan, in the event of a Change in Control (as defined below), the Committee, in its discretion, may take such actions as it deems appropriate with respect to outstanding Benefits, including, without limitation, accelerating the exercisability or vesting of such Benefits.


     The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option and Stock Appreciation Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

     For purposes of this Section 12(b), a "Change in Control" of the Company shall be deemed to have occurred upon any of the following events:

          (A) A person or entity or group of persons or entities, acting in concert, shall become the direct or indirect beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of securities of the Company representing fifty-one percent (51%) or more of the combined voting power of the issued and outstanding common stock of the Company (a "Significant Owner"), unless such shares are originally issued to such Significant Owner by the Company; or


          (B) The majority of the Company's Board of Directors is no longer comprised of the incumbent directors who constitute the Board of Directors on the Effective Date (as defined in Section 22 hereof) and any other individual(s) who becomes a director subsequent to the Effective Date whose initial election or nomination for election as a director, as the case may be, was approved by at least a majority of the directors who comprised the incumbent directors as of the date of such election or nomination; or


        (C) A sale of all or substantially all of the assets of the Company; or

          (D) The Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in clause (C) above, and such transaction shall have been consummated.


     13. Nontransferability. Each Benefit granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of a

Benefit other than an Incentive Stock Option may permit the transferability of a Benefit by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.


     14. Other Provisions. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits in the event of a change of control of the Company (whether or not a Change in Control), for the payment of the value of Benefits to participants in the event of a change of control of the Company (whether or not a Change in Control), or to comply with federal and state securities laws, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan.


     15. Fair Market Value. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be the closing price of the Company's Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Company's Common Stock is readily tradeable on a national securities exchange or other market system, and if the Company's Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company.

     16. Withholding. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.


     17. Tenure. A participant's right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as a director, officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.


     18. Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

     19. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.


     20. Duration, Amendment and Termination. No Benefit shall be granted more than ten years after the Effective Date. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no action authorized by this Section 20 shall reduce the amount of any existing Benefit or change the terms and conditions thereof without the participant's consent. No amendment of the Plan may be made without approval of the stockholders of the Company if the amendment will: (i) disqualify any Incentive Stock Options granted under the Plan; (ii) increase the total number of shares which may be issued under the Plan; (iii) increase the maximum number of shares with respect to Stock Options, Stock Appreciation Rights and other Benefits that may be granted to any individual under the Plan; (iv) change the types of factors on which Performance-Based Awards are to be based under the Plan; or (v) modify the requirements as to eligibility for participation in the Plan.


     21. Governing Law. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).


     22. Effective Date. (a) The Plan shall be effective as of December 7, 1998, the date on which the Plan was adopted by the Committee (the "Effective Date"), provided that the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months of the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive any Benefits hereunder. Any Benefits granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Benefit, the Committee specifies otherwise at the time of grant), but no such Benefit may be exercised or settled and no restrictions relating to any Benefit may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Benefit shall be cancelled.


     (b) This Plan shall terminate on February 13, 2007 (unless sooner terminated by the Committee).

                                                   Notice of 1999
                                                   Annual Meeting
                                                   and Proxy
                                                   Statement

--------------------------------------------------------------------------------

                                                    AVATAR
                                                    HOLDINGS INC.

                                     PROXY

                              AVATAR HOLDINGS INC.
                              201 ALHAMBRA CIRCLE
                          CORAL GABLES, FLORIDA 33134

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Gerald D. Kelfer and Juanita I. Kerrigan as Proxies, each with the power to appoint his or her substitute; and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of Common Stock of Avatar Holdings Inc. held of record by the undersigned at the close of business on March 31, 1999 at the Annual Meeting of Stockholders to be held on May 27, 1999, or any adjournment or adjournments thereof.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                            (continued on next page)

This proxy when properly executed will be voted in the        Please mark       X
manner directed herein by the undersigned stockholder.         your votes
If no direction is made, this proxy will be voted FOR Items        as
1, 2 and 3.                                                   indicated in
                                                              this example

                                                                                                            FOR   AGAINST  ABSTAIN

Item 1 -- ELECTION OF NINE       FOR all nominees      WITHHOLD      Item 2 -- APPROVAL OF THE PROPOSAL TO  / /     / /      / /
          DIRECTORS               listed at left     AUTHORITY to              AMEND AND RESTATE THE 1997
      Nominees: L. Levy,            (except as       vote for all              INCENTIVE AND CAPITAL
      M. Dresner, G.D. Kelfer,    marked to the    nominees listed.            ACCUMULATION PLAN OF AVATAR
      M. Meyerson,               contrary below).                              HOLDINGS INC.
      G.H.  Reiners,
      K.T. Rosen, F.S. Smith,                                        Item 3 -- APPROVAL OF THE APPOINTMENT  / /     / /      / /
      W.G. Spears,                     / /               / /                   OF ERNST & YOUNG, LLP, INDEPENDENT
      H.K. Stanford                                                            ACCOUNTANTS, AS AUDITORS OF
                                                                               AVATAR HOLDINGS INC. FOR
                                                                               1999.
(INSTRUCTION: To withhold authority to vote for any individual       Item 4 -- In their discretion the proxies are authorized to
nominee write that nominee's name in the space provided below.)                vote upon such other business as may properly come
                                                                               before the meeting.

-------------------------------------------------------------

                                          Date:                           , 1999
                                          --------------------------------------
                                                       (Signature)

                                          --------------------------------------
                                               (Signature if held jointly)

                                          Please sign exactly as name appears.
                                          When shares are held by joint tenants,
                                          both should sign. When signing as
                                          attorney, executor, administrator,
                                          trustee, or guardian, please give full
                                          title as such. If a corporation,
                                          please sign in full corporate name by
                                          President or other authorized officer.
                                          If a partnership, please sign in
                                          partnership name by authorized person.